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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 26, 2025

SANUWAVE Health, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52985	20-1176000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11495 Valley View Road,	Eden Prairie,	Minnesota	55344
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code	(952)	656-1029

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SNWV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registration is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 8.01              Other Events.

Sanuwave Health, Inc. (the “Company”) has scheduled its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) for August 19, 2025. The record date for the determination of the Company’s stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on July 8, 2025 (the “Record Date”). Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote and have their votes counted at the Annual Meeting and any adjournments of the Annual Meeting.

Because the Company did not hold an annual meeting of stockholders in 2024, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any stockholder proposal intended to be considered for inclusion in the Company’s proxy materials for the Annual Meeting must be sent in writing to the Company’s Secretary at Sanuwave Health, Inc., 11495 Valley View Road, Eden Prairie, Minnesota 55344, on or before the close of business on July 7, 2025, which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials for the Annual Meeting. Any proposal must comply with the Securities and Exchange Commission’s regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

Further, the Company’s Amended and Restated Bylaws (the “Bylaws”) contain advance notice provisions requiring a stockholder who wishes to present a nomination or proposal at the Annual Meeting (which proposal is not intended to be included in the proxy statement for such meeting) to comply with certain requirements, including providing timely written notice thereof in accordance with the Bylaws. Because the Company did not hold an annual meeting of stockholders in 2024, notice by a stockholder of any such nomination or proposal for the Annual Meeting must be received by the Company on or before July 7, 2025, the first business day after the 10th calendar day following the date of this Current Report on Form 8-K.

In addition to satisfying the foregoing requirements, in order to comply with the universal proxy rules under Rule 14a-19 of the Exchange Act, stockholders who intend to solicit proxies in support of director nominees for election at the Annual Meeting, other than the Company’s nominees, must provide notice that sets forth the information required by Rule 14a-19 no later than July 7, 2025, the first business day after the 10th calendar day following the date of this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANUWAVE HEALTH, INC.

Dated: June 26, 2025	By:	/s/ Morgan C. Frank
	Name:	Morgan C. Frank
	Title:	Chief Executive Officer
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